LOAN AGREEMENT

Dated 11 May 2012

USD 125,000,000

CREDIT FACILITY

for
Oiltanking Houston L.P.
as Borrower

PROVIDED BY

Oiltanking Finance B.V.
as Lender

	Index

1	DEFINITIONS	3
2	LOAN AND PURPOSE	6
3	CONDITIONS PRECEDENT, UTILISATION	6
4	FEES	7
5	REPAYMENT	8
6	INTEREST	8
7	PAYMENTS	8
8	COVENANTS	9
9	DEFAULT	10
10	REPRESENTATIONS AND WARRANTIES	12
11	INCREASE OF COSTS	13
12	SECURITY	13
13	ASSIGNMENT	13
14	NO WAIVER	14
15	PARTIAL INVALIDITY	14
16	LANGUAGE	14
17	NOTICES	15
18	MODIFICATION	16
19	INDEMNITIES	16
20	APPLICABLE LAW AND JURISDICTION	16

THIS AGREEMENT DATED 11.05.2012 IS ENTERED INTO BETWEEN:

(i)
Oiltanking Finance B.V., a private limited company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its registered office at Busitel1, Orlyplein 10, 1043 DP Amsterdam, The Netherlands (the Lender); and

(ii)	Oiltanking Houston L.P., a Texas limited partnership, having its registered office at 1401 McKinney, Suite 1700, Houston, Texas 77010-1079, USA (the Borrower),

WHEREAS:

(a)	The Lender, the Borrower and Oiltanking GmbH are group companies within the meaning of section 2:24b of the Dutch Civil Code (Burgerlijk Wetboek);

(b)	The Borrower has requested the Lender to provide a credit facility in an aggregate maximum principal amount of USD 125,000,000 for the purpose of financing fixed assets; and

(c)	Subject to the terms of this Agreement, the Lender hereby agrees to make available to the Borrower such a credit facility.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1	DEFINITIONS

(a)	In this agreement the following terms have the following meanings:

Agreement means this agreement.

Availability Period means in the case of the Facility the period from and including 15.05.2012 up to and including 15.12.2012.

Business Day means a day other than a Saturday, Sunday or bank holiday on which commercial banks are open for business in New York, USA.

Commitment means an amount of USD 125,000,000 (in words one hundred and twenty five million) to the extent not cancelled, transferred or reduced under this Agreement.

Closed Circle means a “closed circle” (besloten kring) within the meaning of the Dutch FSA.

Cost of Funds means

a)	during the Availability Period
the percentage rate of interest per annum determined by the Lender in its sole discretion and notified to the Borrower as representing the Lender’s cost of funds for each period between Utilization Date and end of the Availability Period.

b)	after the Availability Period
USD-swap rate for 10 years including the cost of funds that Lender has incurred, to be fixed two Business Days prior the end of the Availability Period until Final Maturity Date.

Dutch FSA means the Financial Supervision Act (Wet op het financieel toezicht) including any and all subordinate decrees and regulations issued pursuant thereto, as amended from time to time.

EBITDA means the sum of the net income for such period, plus, to the extend such amount was deducted in the computation of the net income, the aggregate amount of Net Interest Expense, income tax, depreciation, and amortization for such period.

Event of Default means an event specified as such in Clause 9 of this Agreement.

Facility means the credit facility made available under this Agreement.

Final Maturity Date means 15.12.2022.

Finance Document means this Agreement, a Security Document and any other document designated as such by the Lender and the Borrower.

Financial Indebtedness means any indebtedness for or in respect of moneys borrowed, any other transaction (including any forward sale or purchase agreement) which has the commercial effect of a borrowing, or any guarantee, (counter-) indemnity or similar assurance against financial loss of any person in respect of any item referred to in the above paragraphs.

Increased Costs means (a) a reduction in the rate of return from the Facility or on the Lender's overall capital, (b) an additional or increased cost, or (c) reduction of any amount due and payable under any Finance Document, which is incurred or suffered by the Lender to the extent that it is attributable to the Lender having made available the Loan or funding or performing its obligations under any Finance Document.

Interest Payment Date means during the Availability Period, interest is payable at the end of the Availability Period. After the Availability Period, interest payments are payable semi-annually, beginning on June 15, 2012.

Interest Period means, subject to paragraph (b) of Clause 7, the period of 3 months starting on the Utilisation Date or an Interest Payment Date and ending on the next Interest Payment Date.

Interest Rate means the aggregate of the Cost of Funds and the Margin.

Margin means 2.70 per cent. per annum.

Net Financial Indebtedness means

(a) the sum of (i) all liabilities for borrowed money, (ii) liabilities from derivative financial instruments, (iii) liabilities for capital lease minus
(b) the sum of (i) subordinated loans, (ii) cash and cash equivalents held by the Borrower at such time.

Net Interest Expense means the sum of all interest expense minus all interest income and income in the nature of interest for such period.

Loan means, unless otherwise stated in this Agreement, the principal amount of each borrowing made to the Borrower under this Agreement or the principal amount outstanding of that borrowing.

PMP means a “professional market party” (professionele marktpartij) within the meaning of the Dutch FSA.

Security Document means any security document entered into by the Borrower and the Lender pursuant to Clause 12 of this Agreement.

Security Interest means any mortgage, pledge (of shares and/or accounts receivable), lien, charge, assignment, hypothecation or security interest or any other type of preferential agreement or arrangement securing any obligation of the Borrower and having a similar effect.

Stockholders Equity means the amount shown as stockholders equity on the balance sheet of the Borrower.

Total Debt Service means the sum of all interest and all capital repayments in respect of the Borrowers liabilities for borrowed money and for capital lease obligations for such period.

Utilisation Date means the date on which an utilisation of a Loan is made.

Utilisation Request means a notice substantially in the form set out in Schedule 2.

(b)
A party or any other person includes its successors in title, permitted assigns and permitted transferees, and a Finance Document or other document includes (without prejudice to any prohibition on amendments) all amendments however fundamental to that Finance Document or other document, including any amendment providing for any increase in the amount of a Loan or any additional facility.

(c)
Unless the contrary intention appears, a reference to a month or months is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month or the calendar month in which it is to end, except that:

(i)	if the numerically corresponding day is not a Business Day, the period will end on the next Business Day in that month (if there is one) or the preceding Business Day (if there is not);

(ii)	if there is no numerically corresponding day in that month, that period will end on the last Business Day in that month; and

(iii)
notwithstanding sub-paragraph (i) above, a period which commences on the last Business Day of a month will end on the last Business Day in the next month or the calendar month in which it is to end, as appropriate.

(d)	A reference to a Clause or a Schedule is a reference to a clause hereof or a schedule hereto.

(e)
A reference to a paragraph is, unless otherwise stated, a reference to a paragraph of the Clause in which the reference to the paragraph appears. A reference to a sub-paragraph is, unless otherwise stated, a reference to a sub-paragraph of the paragraph in which the reference to the sub-paragraph appears.

(f)	Clause headings are for ease of reference only and shall be disregarded in the construction of this Agreement.

(g)	Unless the context otherwise requires, words importing the singular form shall include the plural and vice versa.

2	LOAN AND PURPOSE

(a)
Subject to the terms of this Agreement, the Lender shall make available to the Borrower the Facility in an aggregate amount equal to the Commitment. The Facility shall be used for financing fixed assets.

(b)	The Lender is not bound to monitor or verify the application of any amount borrowed pursuant to this Agreement.

(c)	The Loan shall be drawn down on the basis of an Utilisation Request subject to the relevant conditions precedent.

3	CONDITIONS PRECEDENT, UTILISATION

3.1    Conditions Precedent

(a)
The obligation of the Lender to make the Loan available to the Borrower is subject to receipt by the Lender on the date falling not less than five Business Days before the Utilisation Date of all documents and other evidence set out in Schedule 1 in form and substance satisfactory to the Lender.

(b)	The Lender shall only be obliged to make the Loan available to the Borrower, if:

(i)	all representations and warranties listed in the Clause 10 being true and correct on the date of an Utilisation Request and the proposed Utilisation Date;

(ii)
no Event of Default or an event which with the giving of notice, lapse of time or fulfillment of any other condition would constitute an Event of Default is outstanding or would result from the Loan on the date of an Utilisation Request and the proposed Utilisation Date; and

(iii)	the aggregate amount of the Loan outstanding under this Agreement (taking account of the proposed Loan) will not exceed the Commitment on the proposed Utilisation Date.

3.2     Utilisation

(a)
Upon receipt of a duly completed Utilisation Request, the Loan shall be made available to the Borrower on the Utilisation Date by payment by the Lender of the principal amount of the Loan into the account designated in the Utilisation Request.

(b)	Each Utilisation Request is irrevocable and the Borrower shall be bound to borrow in accordance with the Utilisation Request.

(c)	An Utilisation Request will not be regarded as having duly completed unless:

(i)
It has been received by the Lender not later than five Business Days before the proposed Utilisation Date for the proposed borrowing, unless explicitly stipulated otherwise between the Lender and the Borrower;

(ii)	the amount of the Loan is at least USD 1,000,000

(iii)	the proposed Utilisation Date is a Business Day within the Availability Period; and

(iv)	the amount of the Loan requested does not exceed the maximum undrawn amount available under the Facility on the proposed Utilisation Date.

(d)	The Commitment which, at that time, is unutilised, shall be immediately cancelled at the end of the Availability Period.

4	FEES

4.1    Arrangement fee

The Borrower shall pay to the Lender an arrangement fee of USD 750,000 for arranging, executing and handling this transaction.

4.2    Commitment fee

A commitment fee of 1.0 per cent. per annum will be calculated on the undrawn amount of the Facility is to be paid at the end of each month within the Availability Period.

5	REPAYMENT

(a)	The Borrower shall repay the Loan in accordance with the repayment schedule contained in Schedule 3.

(b)	The Borrower shall repay the outstanding amount of the Loan in full on the Final Maturity Date, together with all interest and any other amounts outstanding under the Finance Documents.

(c)	The Borrower may only prepay the Loan with the prior written approval of the Lender.

(d)	The Borrower may not reborrow any part of the Loan which is repaid.

6	INTEREST

6.1    Calculation and payment of interest

(a)	The rate of interest on the Loan for each Interest Period is the applicable Interest Rate.

(b)
Interest shall accrue from day to day on the Outstanding Amount of the Loan and shall be calculated by the Lender on the basis of a year of three hundred sixty (360) days and the actual number of days elapsed.

(c)	The Borrower shall pay accrued interest on the Loan in arrears on each Interest Payment Date.

6.2    Interest on overdue amounts

(a)
If the Borrower fails to pay any amount payable by it under the Finance Documents, it must immediately on demand by the Lender pay interest on the overdue amount from its due date up to the date of actual payment, both before, on and after judgment.

(b)	Interest on an overdue amount is payable at a rate determined by the Lender to be the aggregate of the Interest Rate and two per cent. per annum.

7	PAYMENTS

(a)
All amounts payable under this Loan Agreement by the Borrower including amounts payable under this paragraph (a), shall be paid in full without set-off or counterclaim or right of retention or other restrictions and free and clear of and without any deduction or withholding for or on account of any taxes or any charges or otherwise. In the event the Borrower is required by law to make any such deduction or withholding from any payment hereunder then:

(i)
the Borrower shall forthwith pay to the Lender such additional amount as will result in the immediate receipt of the full amount which would have been received hereunder, had no such deduction or withholding been made; and

(ii)
the Borrower shall immediately forward to the Lender official receipt of the relevant taxation or other authority or other evidence acceptable to the Lender of the amount deducted or withheld as aforesaid.

(b)
If a payment under the Finance Documents is due or any Interest Period ends on a day that is not a Business Day, such payment shall be made or the expiry of such Interest Period (as the case may be) shall instead be the previous Business Day. During any extension of the due date for payment of any principal and/or any extension of an Interest Period under the preceding sentence, interest will accrue and be payable on the relevant principal and/or during the extended Interest Period at the rate which applied on the original due date for payment of such principal and/or on the original end date for the relevant Interest Period.

(c)
The Lender may set off any matured obligation owed to it by the Borrower under the Finance Documents against any obligation (whether or not matured) owed by the Lender to the Borrower, regardless of the place of payment, booking branch or currency of either obligation.

(d)
All payments to be made by the Lender under this Agreement to the Borrower will be made in USD in immediately available funds not later than 10:00 hrs GMT+1 mean on the date upon which the relevant payment is due and, at the risk of the Borrower, remitted to the account of the Lender designated by it.

(e)	Irrespective of instructions by the Borrower to any other effect any amount received or recovered by the Lender in respect of any sum owed by the Borrower hereunder shall be applied by the Lender:

(i)	first, in or towards payment of costs and expenses;

(ii)	second, in or towards payment of any sums then due and payable hereunder in respect of interest;

(iii)	third, in or towards payment of any sums then due and payable hereunder in respect of principal; and

(iv)	fourth, in or towards satisfaction of any other sums then due and payable hereunder.

8	COVENANTS

8.1    Compliance with laws

The Borrower must comply in all respects with all material laws to which it is subject.

8.2    Negative pledge

The Borrower may not create or allow to exist any Security Interest on any of its assets, except for any Security Interest provided to the Lender under or pursuant to the Finance Documents, unless prior agreement in writing has been obtained from the Lender by the Borrower or except for immaterial liens existing in the ordinary course of business or on immaterial portions of the Borrower’s assets.

8.3    Financial Indebtedness

The Borrower may not incur any Financial Indebtedness, except for any Financial Indebtedness incurred under the Finance Documents, and any subordinated indebtedness on terms approved by the Lender.

8.4    Financial Parameters

On the basis of its audited annual financial statements (local GAAP), the Borrower is obliged to meet the following Financial Parameters:

a.	Stockholders Equity: the Borrower will not, at any time, permit the ratio of (i) Stockholders Equity to (ii) non-current assets to be less than 30%.

b.	Debt Service Coverage Ratio: the Borrower will not, at any time, permit the ratio of (i) EBITDA for the period of 12 consecutive months to (ii) Total Debt Service to be less than 1.2.

c.	Leverage Ratio: the Borrower will not, at any time, permit the ratio of (i) Net Financial Indebtedness to EBITDA to be more than 3.75.

The Borrower shall supply to the Lender as soon as available, but in any event not later than the 31st of March of each calendar year during the lifetime of the loan, a compliance certificate setting out the computations as to compliance with paragraph 8.4 subclauses a to c.

8.5    Constitutional documents

The Borrower may not, without the prior consent of the Lender make any amendment to its constitutional documents.

9	DEFAULT

9.1    Events of Default

Each of the following circumstances is an Event of Default:

(a)
the Borrower does not pay on the due date any amount payable by it under the Finance Documents in the manner required under the Finance Documents, unless the non-payment is caused by technical or administrative error and is remedied within 3 Business Days of the due date;

(b)	the Borrower does not fulfill one of the Financial Parameters set out in 8.4

(c)
any representation, warranty, covenant, undertaking or statement made by the Borrower in this Agreement or any certificate, statement or opinion delivered or made hereunder or in connection herewith, is incorrect or inaccurate in any material respect when made;

(d)
the Borrower fails duly to perform or observe any provision of this Agreement and such failure, if capable of remedy shall continue for thirty (30) days after the Lender has given to the Borrower notice of such failure;

(e)
any Financial Indebtedness of the Borrower in excess of EUR 500,000 in the aggregate or the equivalent thereof in any other currency is not paid when due after expiry of any applicable grace period or the Borrower declares a general moratorium on the payment of indebtedness;

(f)
the Borrower suspends its operations in view of an impending insolvency or similar situation or ceases to act substantially in its current capacity in view of an impending insolvency or takes any corporate action or other steps, or commences legal proceedings for its winding-up, dissolution, administration or re-organization (being a re-organization in the context of a bankruptcy, insolvency or similar situation) or for the appointment of a receiver, trustee or similar officer of it or of any or all of its revenues and assets;

(g)
the Borrower announces its inability to meet its financial obligations or bankruptcy or other insolvency proceedings are instigated against the Borrower and have not been discharged or stayed within 60 days of the date of their instigation or the Borrower applies for or institutes such proceedings or offers to make an arrangement for the benefit of its creditors generally;

(h)
any governmental or other consent, license or authority required to make this Agreement legal, valid, binding, enforceable and admissible in evidence or required to enable the Borrower to perform its obligations hereunder is withdrawn or ceases to be in full force and effect;

(i)
the Borrower creates, without prior approval of the Lender, any attachment, sequestration, distress, execution, enforcement of a Security Interest or if any analogous event affects any asset(s) of the Borrower;

(j)
any Security Document or any guarantee or indemnity in or any subordination under any Finance Document is not in full force and effect or any Security Document does not create in favour of the Lender the Security Interest which it is expressed to create fully perfected and with the ranking and priority it is expressed to have;

(k)	it is or becomes unlawful for the Borrower to perform any of its obligations under the Finance Documents;

(l)	The Borrower ceases to be, directly or indirectly, owned or controlled by Oiltanking GmbH; or

(m)
the occurrence of an extraordinary and a material adverse change in the assets or financial condition of the Borrower, which means, in the reasonable opinion of the Lender, that the Borrower will be unable to perform its obligations under this Agreement as and when they fall due.

9.2    Acceleration

If an Event of Default is outstanding, the Lender may, by notice to the Borrower cancel all or any part of the Commitment and/or declare that all or part of any amounts outstanding under the Finance Documents are immediately due and payable and/or payable on demand by the Lender. Any notice given under this paragraph will take effect in accordance with its terms.

9.3    Notification

The Borrower shall promptly inform the Lender of the occurrence of any event which is or, with the giving of notice, lapse of time, determination of materiality or fulfillment of any other applicable condition (or any combination of the foregoing) may become an Event of Default and, upon receipt of a written request to that effect from the Lender, confirm to the Lender that, save as previously notified to the Lender or as notified in such confirmation, no such event has occurred.

10	REPRESENTATIONS AND WARRANTIES

(a)	The Borrower represents at the date hereof and at the Utilisation Date that:

(i)
it is a Texas limited partnership duly organized under the laws of its jurisdiction with power to enter into this Agreement and to exercise its rights and perform its obligations hereunder and all partnership and other actions required to authorize its execution of this Agreement and its performance of its obligations hereunder has been duly taken;

(ii)
it has not taken any partnership action nor have any other steps been taken or legal proceedings been started or (to the best of the Borrower's knowledge and belief) threatened against it for its winding-up, dissolution, administration or reorganization or for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of it or of any or all of its assets or revenues;

(iii)
it is not in breach of or in default under any agreement to which it is a party or which is binding on it or any of its assets to an extent or in a manner which might have a material adverse effect on its ability to perform its obligations hereunder as and when they fall due;

(iv)
there is no action or administrative proceeding of or before any court or agency which is reasonably likely, if adversely determined, to have a material adverse effect on its ability to perform its obligations hereunder as and when they fall due have been started or (to the best of its knowledge and belief) threatened;

(v)
the execution of this Agreement and its exercise of its rights and performance of its obligations hereunder do not constitute and will not result in any breach of any agreement or treaty to which the Borrower is a party; and

(vi)
the execution of this Agreement constitutes, and its exercise of its rights and performance of its obligations hereunder will constitute, private and commercial acts done and performed for private and commercial purposes.

11	INCREASE OF COSTS

(a)
The Borrower shall, within fourteen Business Days of a demand by the Lender, pay to the Lender the amount of any Increased Costs incurred by the Lender as a result of a Change of Law or compliance with any law or regulation made after the date of this Agreement.

(b)
In this Clause Change of Law means the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation, including the rules and regulations of De Nederlandsche Bank N.V., the European Central Bank or any other regulatory authority.

(c)	The Lender shall as soon as practicable notify the Borrower of the event giving rise to Increased Costs and provide a certificate confirming the amount of Increased Costs.

12	SECURITY

For the benefit of the Lender, upon first written request of the Lender, the Borrower shall create, as security for the payment of any and all amounts owed to the Lender under or in connection with the Finance Documents or arising from any other relationship between the Borrower and the Lender a first ranking Security Interest. As long as the first ranking Security Interest, as requested by the Lender, has not been registered, the Borrower shall refrain from registering any Security Interest in favour of a party other than the Lender. In the event that prior to the registration of the first ranking Security Interest as requested by the Lender, a Security Interest has been created in favour of a party, other than the Lender, such event shall constitute an Event of Default under 9.1 (h).

13	ASSIGNMENT

(a)	The Borrower may not assign or transfer all or any of its rights, benefits and obligations hereunder without the prior written consent of the Lender.

(b)
The Lender may at any time assign or transfer all or any of its rights and obligations under this Agreement to another group company (within the meaning of section 2:24b of the Dutch Civil Code (Burgerlijk Wetboek) (the New Lender), provided that:

(i)	the New Lender forms part of a Closed Circle with the Borrower; or

(ii)
the New Lender's Commitment shall be at least the USD equivalent of EUR 50,000 and any Loan under this Agreement transferred or assigned to the New Lender shall be at least the USD equivalent of EUR 50,000; or the New Lender otherwise qualifies as a PMP at the time it becomes party to this Agreement.

(c)	The Borrower hereby consents in advance (bij voorbaat) to the transfer mentioned in paragraph (b).

(d)	The Lender will inform the Borrower about an assignment or transfer as mentioned in paragraph (b) in writing before such an assignment or transfer takes place.

14	NO WAIVER

No failure to exercise and no delay in exercising on the part of the Lender any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or future exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

15	PARTIAL INVALIDITY

If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provision hereof nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall be affected or impaired thereby and the illegal, invalid or unenforceable provision shall be replaced by a legal, valid or enforceable provision which achieves to be greatest possible extent the economic purpose of the illegal, invalid or unenforceable provision.

16	LANGUAGE

Each document, instrument, certificate and statement referred to herein or to be delivered hereunder shall, if not in the English language, be accompanied by an English translation thereof, which shall prevail in the case of conflict with the non-English version. An officer of the Borrower shall certify such translation to be true and correct or another certified institution.

17	NOTICES

Any notice or other communication required or permitted to be given hereunder shall be:

(a)	in writing and duly addressed as follows (or such other address may be modified) in writing to:

(i)	the Lender:
Oiltanking Finance B.V.
Crystal Tower, Orlyplein 10
1043 DP Amsterdam
The Netherlands

Attn.     Managing Director
Tel.     +31 20 8200 690
Fax     +31 20 6821 848

(ii)	the Borrower:
Oiltanking Houston L.P.
Jacintoport Boulevard 15602
77015 Houston, Texas
United States of America

Attn. Managing Director
Tel. +1 409 835 53 81
Fax. +1 409 833 04 64

(b)	signed by an authorized representative of the sender;

(c)	in the English language;

(d)	deemed duly given when received by the recipient in complete and legible form at the address stated/provided in (a) above;

(e)
sent in person or mail, telex, facsimile transmission or telegram. Unless such delivery or receipt is before 16.00 hrs (GMT+1) on a day on which business is generally carried on at the place to which such notice or communication is sent, notice shall be deemed to have been duly given or made at the commencement of the next working day.

(f)	The above shall not apply for the documents required under Clause 3 and Clause 8 which shall be actually received by the Lender in accordance with such Clauses.

18	MODIFCATION

No amendment, modification or addition to this Agreement shall be effective or binding on either of the Borrower or the Lender unless set forth in writing and executed by them through their duly authorized representatives and subject to obtaining requisite approval, if any, following such execution.

19	INDEMNITIES

(a)	The Borrower must indemnify the Lender against any loss or liability which the Lender incurs as a consequence of:

(i)	the occurrence of any Event of Default;

(ii)	any failure by the Borrower to pay any amount due under a Finance Document on its due date;

(iii)	(other than by reason of negligence or default by the Lender) a Loan not being made after a Utilisation Request has been delivered for that Loan;

(iv)	investigating any event which the Lender reasonably believes to be a Default; or

(v)	acting or relying on any notice which the Lender reasonably believes to be genuine, correct and appropriately authorised.

(b)
The Borrower must indemnify the Lender against any loss or liability which the Lender (in its absolute discretion) determines will be or has been suffered (directly or indirectly) by it for or on account of Tax in relation to a payment received or receivable (or any payment deemed to be received or receivable) under a Finance Document.

(c)
The Borrower must pay to the Lender the amount of all costs and expenses (including legal fees) incurred by it in connection with the negotiation, preparation, printing, execution, the enforcement of, or the preservation of any rights under, any Finance Document.

20	APPLICABLE LAW AND JURISDICTION

(a)	This Agreement shall be governed by and construed in accordance with the laws of the Netherlands.

(b)
If any dispute, controversy or claim arises out of or in connection with this Agreement, including any question regarding its existence, validity, termination or interpretation or any dispute regarding the validity, amount or liability for a Claim (a Dispute) the Parties shall use all commercially reasonable efforts to resolve the matter amicably. If one Party gives the other notice that a Dispute has arisen and the Parties are unable to resolve the Dispute within 10 Business Days of service of such notice then the Dispute shall be referred to an ad hoc arbitration tribunal and finally resolved in accordance with the Arbitration Rules of the Netherlands

Arbitration Institute as currently in force. The arbitration tribunal shall be composed of three (3) arbitrators. The place of arbitration shall be Amsterdam. The arbitral procedure shall be conducted in the English language. The arbitral tribunal shall decide in accordance with the rules and principles of Dutch law (naar regelen des rechts). Consolidation of the arbitral proceedings with other arbitral proceedings pending in The Netherlands, as provided in Section 1046 of the Netherlands Code of Civil Procedure (Wetboek van burgerlijke rechtsvordering) shall be excluded.

[signatories on next page]

SIGNATORIES

Borrower

By:	/s/ Kenneth Owen	By:	/s/ Carlin Conner
Name:	Kenneth Owen	Name:	Carlin Conner
Title:	Chief Financial Officer	Title:	President and Chief
Executive Officer
place and date: Houston, Texas; May 13, 2012

Lender

By:	/s/ Nino Schonemann-Foo	By:	/s/ Kai Rasmussen
Name:	Nino Schonemann-Foo	Name:	Kai Rasmussen
Title:	Managing Director	Title:	Financial Manager

place and date: Amsterdam, The Netherlands; May 16, 2012

SCHEDULE 1
Conditions Precedent documents

Each document to be in form and substance acceptable to the Lender.

(a)	Company

(i)	Copies of the constitutional documents of the Borrower.

(ii)	An up-to-date excerpt of the Trade and Companies Register relating to the Borrower.

(iii)
A copy of the resolutions of the board of managers and a shareholder's meeting of the Borrower approving the terms of, and the transactions contemplated by, this Agreement and any other Finance Document to which it is a party.

(iv)	Powers of attorney regarding the person(s) that signed the Agreement on behalf of the Borrower.

(b)	Finance Documents

(i)	Executed copies of all Finance Documents.

(c)	Other documents and evidence

(i)
A copy of any other authorisation or other document, opinion or assurance which the Lender has notified the Borrower is necessary or desirable in connection with the entry into and performance of, and the transactions contemplated by, any Finance Document or for the validity and enforceability of any Finance Document.

(ii)	Evidence that all fees and expenses then due and payable by the Borrower under this Agreement have been or will be paid by the first Utilisation Date.

SCHEDULE 2
Utilisation Request

From: Oiltanking Houston L.P.
To: Oiltanking Finance B.V.

Dear Sirs,

We refer to the loan agreement (reference: IBOTH125) made between Oiltanking Houston L.P. as Borrower and Oiltanking Finance B.V. as Lender dated 11.05.2012 (the Loan Agreement) under which a term loan of USD 125,000,000 was extended to the Borrower.

Terms defined in the Loan Agreement bear herein the meanings therein assigned to them.

We hereby give you notice that pursuant to the Loan Agreement on _________ (date of proposed drawing) we wish to draw until the end of the Availability Period, i.e. 15.12.2012.
USD ____________________________ (amount of the proposed drawing).

The proceeds are to be made available to

account number _______________________

with _______________________________ (bank name and location of bank),

swift/BIC ___________________.

We confirm that at the date hereof the representations and warranties set out in the relevant Clause of the Loan Agreement are true and that no event, which is or may, with the giving of notice, lapse of time, determination of materiality or fulfillment of any other applicable condition (or any combination of the foregoing), become an Event of Default, has occurred.

Yours faithfully,

Oiltanking Houston L.P.

SCHEDULE 3
Repayment Schedule

nr.	payment date	repayment	Balance amount
—	15.12.2012		125.000.000 USD
1	15.12.2022	125.000.000 USD	0 USD